UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 27, 2014

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QUALSTAR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

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California (State or other Jurisdiction of Incorporation or Organization)	000-30083 (Commission File Number)	95-3927330 (I.R.S. Employer Identification No.)

3990-B Heritage Oak Court

Simi Valley, CA 93063

(Address of principal executive offices) (Zip Code)

(805) 583-7744

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b)

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on June 27, 2014 (the “2014 Annual Meeting”), the shareholders of Qualstar Corporation (“Qualstar” or the “Company”) voted on the following matters, which are described in detail in Qualstar’s definitive amended proxy statement filed with the U.S. Securities and Exchange Commission on June 12, 2014: (i) to elect five members of the Qualstar Board of Directors (the “Board”), each to serve a one-year term until the 2015 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified (“Proposal 1”); (ii) to approve, by advisory vote, the compensation paid to the Company’s named executive officers for the fiscal year ended June 30, 2013 (“Proposal 2”); and (iii) to approve the appointment of SingerLewak LLP as the independent registered public accounting firm to audit Qualstar’s financial statements for the fiscal year ending June 30, 2014 (“Proposal 3”).

At the 2014 Annual Meeting, the holders of 9,025,983 common shares of Qualstar (or approximately 74% of the issued and outstanding shares) were represented in person or by proxy constituting a quorum.

The Qualstar Board had nominated Steven N. Bronson, David J. Wolenski, Sean M. Leder, Dale E. Wallis and Nick Yarymovych for election as directors.

On June 27, 2014, the independent inspector of elections for the 2014 Annual Meeting, Computer Stock Transfer, Inc., delivered its certified results, which reported that shareholders had voted to (i) elect the Board’s five nominees to the Qualstar Board; (ii) approve, by advisory vote, the compensation paid to the Company’s named executive officers for the fiscal year ended June 30, 2013; and (iii) approve the appointment of SingerLewak LLP as the independent registered public accounting firm to audit Qualstar’s financial statements for the fiscal year ending June 30, 2014.

The results for Proposal 1 were as follows:

Nominees	For	Withhold
Steven N. Bronson	6,890,162	168,106
David J. Wolenski	6,893,662	164,606
Sean M. Leder	6,893,662	164,606
Dale E. Wallis	6,893,662	164,606
Nick Yarymovych	6,894,162	164,106

The results for Proposal 2 were as follows:

For	Against	Abstentions

3,885,545	2,923,935	248,788

The results for Proposal 3 were as follows:

For	Against	Abstentions

8,881,228	10,092	134,663

Brokers did not have discretionary voting authority at the 2014 Annual Meeting on Proposals 1 or 2 and, as a result, there were 1,967,715 broker non-votes on each of Proposals 1 and 2.

Item 8.01 Other Events.

At a Board meeting held on June 27, 2014, immediately following the 2014 Annual Meeting, the Board appointed David J. Wolenski, an independent director, to serve as the Chairman of the Board.

On June 30, 2014, Qualstar issued a press release announcing the results of its 2014 Annual Meeting held on June 27, 2014, and the appointment of an independent director as Chairman of the Board, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description
99.1

Press release issued by Qualstar Corporation on June 30, 2014 announcing the results of its 2014 Annual Meeting held on June 27, 2014, and the appointment of an independent director as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALSTAR CORPORATION

Dated: June 30, 2014	By:	/s/ Steven N. Bronson
Name: Steven N. Bronson
Title: Chief Executive Officer and President